UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):
November 27, 2017
______________
QUALITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	001-12537 (Commission File Number)	95-2888568 (IRS Employer Identification Number)

18111 Von Karman, Suite 800
Irvine, California 92612
(Address of Principal Executive Offices)
(949) 255-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Jeffrey D. Linton as Executive Vice President, General Counsel and Secretary

On November 30, 2017, the Board of Directors (the “Board”) of Quality Systems, Inc. (the “Company”) appointed Jeffrey D. Linton to serve as the Company’s Executive Vice President, General Counsel and Secretary, effective December 4, 2017.

Prior to joining the Company, Mr. Linton, age 54, served from November 2016 to November 2017 as General Counsel and Secretary of Applied Proteomics, Inc., a company that develops noninvasive, blood-based tests for monitoring and early detection of disease, where he was responsible for all legal, intellectual property, compliance, and human resources activities. Previously, Mr. Linton was Senior Vice President, General Counsel and Secretary of Sequenom, Inc., a life sciences company, from September 2014 to October 2016. Before joining Sequenom, Mr. Linton served as Senior Vice President and General Counsel at Beckman Coulter, Inc., a biomedical testing products company, from July 2011 to September 2014. He previously served in various roles with Serologicals Corporation, a company that developed, manufactured and sold life science research products and technologies, diagnostic kits and drug discovery services. His prior experience also includes various other positions in law, government and public affairs and human resources. Mr. Linton earned a Bachelor of Arts, magna cum laude, from Butler University and a Juris Doctorate, cum laude, from the University of Notre Dame Law School.

In connection with his appointment, Mr. Linton accepted an offer of terms for at-will employment with the Company, effective December 4, 2017 (the “Employment Terms”). Pursuant to the Employment Terms, Mr. Linton will report to the President and Chief Executive Officer of the Company and his compensation will consist of the following components:

•	Mr. Linton will be paid an annual base salary of $350,000.

•
Mr. Linton is eligible to receive a fiscal year 2018 cash bonus of up to 60% of his base salary, subject to the Company’s attainment of the financial objectives and achievement of certain performance targets established under the fiscal year 2018 Executive Compensation Program previously approved by the Compensation Committee of the Board and described in the Company’s 2017 Proxy Statement, provided that Mr. Linton continues to be employed by the Company on the date such bonus is payable. Any bonus payable for the Company’s 2018 fiscal year will be pro-rated for the number of full months of Mr. Linton’s employment during such fiscal year.

•
On the first day of his employment with the Company, Mr. Linton will receive a non-qualified stock option grant to purchase 135,000 shares of the Company’s common stock, pursuant to the terms and provisions of the Company’s 2015 Equity Incentive Plan, as amended, (the “2015 Plan”) filed with the Securities and Exchange Commission (the “Commission”) as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 23, 2017, and incorporated herein by reference. The options will have an exercise price equal to the closing price of a share of the Company’s common stock on the date of the grant, a term of eight years from the date of grant, and will vest in equal, annual, 25% installments over a four-year period, beginning on the one-year anniversary of the date of grant. The options will be subject to accelerated vesting in full in accordance with the “double trigger” change of control provisions of the 2015 Plan and the Company’s standard form of stock option agreement for the 2015 Plan filed with the Commission as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on August 14, 2015 and incorporated herein by reference.

•	Mr. Linton and his family will be eligible for participation in the Company’s health and welfare benefit plans to the same extent generally applicable to all executive officers of the Company.

•	Mr. Linton will be entitled to three weeks of paid vacation leave per year, prorated for calendar year 2017, and will be entitled to accrue a maximum of four weeks of paid vacation leave.

Mr. Linton will also be required to acquire and hold shares of the Company’s common stock in accordance with the Company’s Executive Stock Ownership Program in order to better align his interests with the interests of the shareholders of the Company.

All compensatory arrangements in the Employment Terms were approved by the Compensation Committee of the Board.

The foregoing summary of the Employment Terms is qualified in its entirety by the text of the offer letter accepted by Mr. Linton, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In accordance with the Company’s standard practices for executive officers, effective December 4, 2017, the Company will enter into an indemnification agreement with Mr. Linton, which will be substantially consistent with the Company’s form of Indemnification Agreement, filed with the Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 28, 2013, and incorporated herein by reference.

Other than the Employment Terms, there are no arrangements or understandings between Mr. Linton and any other person pursuant to which Mr. Linton was appointed to serve as the Executive Vice President, General Counsel and Secretary of the Company. There are no family relationships between Mr. Linton and any director or executive officer of the Company, and Mr. Linton has no direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure.

The Company issued a press release on December 1, 2017, announcing the appointment of Jeffrey D. Linton as the Executive Vice President, General Counsel and Secretary of the Company. The press release making this announcement is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including such portions of Exhibit 99.1 relating to Mr. Linton’s appointment, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Offer Letter, dated November 27, 2017, between Jeffrey D. Linton and Quality Systems, Inc.
99.1	Press Release dated December 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2017	QUALITY SYSTEMS, INC.
	By:	/s/ Jocelyn A. Leavitt
Jocelyn A. Leavitt
Executive Vice President, General Counsel & Secretary

EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K

Exhibit No.	Description
10.1	Employment Offer Letter, dated November 27, 2017, between Jeffrey D. Linton and Quality Systems, Inc.
99.1	Press Release dated December 1, 2017